SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 22, 2002


                               Metris Master Trust
                            Metris Receivables, Inc.
                     (Originator of the Metris Master Trust)

             (Exact name of registrant as specified in its charter)



        Delaware                   333- 60530                     41-1810301
(State or Other                 (Commission File Number)        (IRS Employer
Jurisdiction of Incorporation)                            Identification Number)


10900 Wayzata Boulevard, Room 723, Minnetonka, Minnesota           55305
        (Address of Principal Executive Office)                 (Zip Code)


       Registrant's telephone number, including area code (952) 417-5645


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)





INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. Not Applicable.

Item 2. Not Applicable.

Item 3. Not Applicable.

Item 4. Not Applicable.

Item 5. The primary assets of the Metris Master Trust (the "Trust") are a pool of receivables arising under certain MasterCard(R)and VISA(R)revolving consumer credit accounts. The receivables arising in these accounts are transferred and sold by Direct Merchants Credit Card Bank, National Association ("Direct Merchants Bank") to Metris Companies Inc. ("Metris") pursuant to a receivables purchase agreement, subsequently transferred and sold by Metris to Metris Receivables, Inc. ("Metris Receivables") pursuant to a second receivables purchase agreement, and then transferred by Metris Receivables to the Trust pursuant to a pooling and servicing agreement. Each of the receivables purchase agreements and the pooling and servicing agreement have been amended by the parties to those agreements, effective as of January 22, 2002. These amendments took the following forms:

        (i) a Second Amended and Restated Bank Receivables Purchase Agreement, dated as of January 22, 2002, between Direct Merchants Bank, as seller, and Metris, as buyer (the "Amended Bank Receivables Purchase Agreement");

        (ii) a Second Amended and Restated Purchase Agreement, dated as of January 22, 2002, between Metris, as seller, and Metris Receivables, as buyer (the "Amended Purchase Agreement"); and

        (iii) a Second Amended and Restated Pooling and Servicing Agreement, dated as of January 22, 2002, among Metris Receivables, as transferor, Direct Merchants Bank, as servicer, and U.S. Bank National Association, as trustee for the Trust.

        Each of the Amended Bank Receivables Purchase Agreement, the Amended Purchase Agreement and the Amended Pooling and Servicing Agreement are included with this Report as Exhibits 4.1, 4.2 and 4.3, respectively.

        These agreements were amended for various reasons, including (i) to enhance the characterization of the transfers of the receivables as "sales" under applicable accounting guidelines, (ii) to provide for enhanced identification of the specific receivables transferred and sold, (iii) to provide Metris Receivables, as transferor, the option to hold the Exchangeable Transferor Security issued by the Trust in uncertificated form and (iv) to otherwise update and conform various provisions of the agreements.

Item 6. Not Applicable.

Item 7. Exhibits.

The following are filed as Exhibits to this Report:


Exhibit 4.1 Second Amended and Restated Bank Receivables Purchase Agreement, dated as of January 22, 2002, between Metris Companies Inc., as Buyer, and Direct Merchants Credit Card Bank, National Association, as Seller.

Exhibit 4.2 Second Amended and Restated Purchase Agreement, dated as of January 22, 2002, between Metris Receivables, Inc., as Buyer, and Metris Companies Inc., as Seller.

Exhibit 4.3 Second Amended and Restated Pooling and Servicing Agreement, dated as of January 22, 2002, among Metris Receivables, Inc., as Transferor, Direct Merchants Credit Card Bank, National Association, as Servicer, and U.S. Bank National Association, as Trustee.


Item 8. Not Applicable.

Item 9. Not Applicable.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     METRIS RECEIVABLES, INC.
                     as Transferor, on behalf of the
                     Metris Master Trust


                     By: /s/ RALPH A. THAN
                         Name: Ralph A. Than
                        Title: Senior Vice President and Treasurer

January 24, 2002


                                  EXHIBIT INDEX


Exhibit                    Description



Exhibit 4.1 Second Amended and Restated Bank Receivables Purchase Agreement, dated as of January 22, 2002, between Metris Companies Inc., as Buyer, and Direct Merchants Credit Card Bank, National Association, as Seller.

Exhibit 4.2 Second Amended and Restated Purchase Agreement, dated as of January 22, 2002, between Metris Receivables, Inc., as Buyer, and Metris Companies Inc., as Seller.

Exhibit 4.3 Second Amended and Restated Pooling and Servicing Agreement, dated as of January 22, 2002, among Metris Receivables, Inc., as Transferor, Direct Merchants Credit Card Bank, National Association, as Servicer, and U.S. Bank National Association, as Trustee.